UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ❑

Check the appropriate box:

❑	Preliminary Proxy Statement

❑	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

❑	Definitive Proxy Statement

☒	Definitive Additional Materials

❑	Soliciting Material Pursuant to §240.14a-12

Qorvo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

❑	Fee paid previously with preliminary materials.

❑	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Qorvo all around you GORO, NC CIO BROADROGE BRENTWOOD, NY 11717 T00983-P54558 Your Vote Counts! QORVO, INC. 2026 Annual Meeting Vote by August 10, 2026 11:59 PM EDT Notice of Meeting and Notice of Availability of Proxy Materials Online You invested in QORVO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 11, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. P/ For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Location: Vote in Person at the Meeting* August 11, 2026 8:00 A.M. Central Time The Renaissance Dallas at Plano Legacy West Hotel 6007 Legacy Drive Plano, TX 75024 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Board Recommends Nominees: 1a. Robert A. Bruggeworth 1b. Judy Bruner 1c. Richard L. Clemmer 1d. Peter A. Feld 1e. John R. Harding 1f. Christopher R. Koopmans 1g. Alan S. Lowe For For For For For For For For 1h. Roderick D. Nelson For 11. Dr. Walden C. Rhines 1j. Susan L. Spradley For 2. To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers (as disclosed in the proxy statement). For 3. To ratify the appointment of Ernst & Young LLP as Qorvo Inc.’s independent registered public accounting firm for the fiscal year ending April 3, 2027. For 4. To consider a stockholder proposal relating to actions by written consent of Qorvo, Inc.’s stockholders, if properly presented. Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T00984-P54558 ✔